      As filed with the Securities and Exchange Commission on August 12, 2002

                                                    Registration No. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                         N.V. KONINKLIJKE NEDERLANDSCHE
                             PETROLEUM MAATSCHAPPIJ
             (Exact name of registrant as specified in its charter)

                          ROYAL DUTCH PETROLEUM COMPANY
                 (Translation of registrant's name into English)

                                 THE NETHERLANDS
         (State or other jurisdiction of incorporation or organization)

                                      NONE
                      (I.R.S. Employer Identification No.)

          30, CAREL VAN BYLANDTLAAN, 2596 HR THE HAGUE, THE NETHERLANDS
                    (Address of Principal Executive Offices)

                       SHELL PAY DEFERRAL INVESTMENT FUND
                              SHELL PROVIDENT FUND
         SHELL TRADING SAVINGS PLAN (FORMERLY CORAL ENERGY SERVICES, LLC
                          SAVINGS PLAN AND CORAL ENERGY
                    RESOURCES SERVICES COMPANY SAVINGS PLAN)
                            (Full title of the plans)

                          THE CORPORATION TRUST COMPANY
                            CORPORATION TRUST CENTER
                               1209 ORANGE STREET
                              WILMINGTON, DE 19801
                               COUNTY OF NEWCASTLE
                     (Name and address of agent for service)

                                 (302) 658-7581
          (Telephone number, including area code, of agent for service)

                            ------------------------

                                   Copies to:

                             CRAVATH, SWAINE & MOORE
                                 WORLDWIDE PLAZA
                                825 EIGHTH AVENUE
                               NEW YORK, NY 10019
                       ATTENTION OF PETER S. WILSON, ESQ.

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                            Amount to be     Proposed maximum      Proposed maximum      Amount of
                                             registered     offering price per    aggregate offering    registration
  Title of securities to be registered                            share                 price               fee
--------------------------------------------------------------------------------------------------------------------
Royal Dutch Ordinary Shares of 0.56 each   25,000,000 (1)     $US 41.985(2)      $US 1,049,625,000(2)  $ 96,565.50(2)
=====================================================================================================================

 (1) This registration statement covers 25,000,000 Ordinary Shares of Royal Dutch Petroleum Company authorized to be sold under the Shell Pay Deferral Investment Fund, the Shell Provident Fund and the Shell Trading Savings Plan (formerly Coral Energy Services, LLC Savings Plan and Coral Energy Resources Services Company Savings Plan). In addition, pursuant to Rule 416(c) under the Securities Act of 1933 (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Pursuant to Securities Act Rule 457(c), the proposed maximum offering price per share and the registration fee are based on the reported average of the high and low prices for the above-referenced Ordinary Shares on the New York Stock Exchange on August 5, 2002. Pursuant to Securities Act Rule 457(h)(2), no separate fee is required with respect to the interests in the employee benefit plans covered by this registration statement.

================================================================================

PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         This registration statement on Form S-8 is being filed solely to register additional securities of the same class as other securities for which a registration statement filed on Form S-8 and relating to the Shell Pay Deferral Investment Fund ("SPDIF"), the Shell Provident Fund ("SPF") and the Shell Trading Savings Plan (formerly Coral Energy Services, LLC Savings Plan and Coral Energy Resources Services Company Savings Plan) ("STSP", and together with SPDIF and SPF, the "Plans") is effective. In accordance with General Instruction E on Form S-8, Royal Dutch hereby incorporates herein by reference the contents of Royal Dutch's registration statement on Form S-8 (No. 333-7410) relating to the Plans, originally filed with the Securities and Exchange Commission on August 8, 1997.

ITEM 8.  EXHIBITS

8.1 Internal Revenue Service determination letter that SPDIF is qualified under Section 401 of the Internal Revenue Code

8.2 Internal Revenue Service determination letter that SPF is qualified under Section 401 of the Internal Revenue Code

8.3 Internal Revenue Service determination letter that STSP is qualified under Section 401 of the Internal Revenue Code

23.1 Consent of KPMG Accountants N.V., The Hague, and PricewaterhouseCoopers, London

23.2   Consent of KPMG Accountants N.V., The Hague

24.1   Powers of Attorney for the Directors and Officers of Royal Dutch

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands on this 26th day of July, 2002.

                                        ROYAL DUTCH PETROLEUM COMPANY


                                        By: /s/ R. van der Vlist
                                            ------------------------------------
                                        Name:   R. van der Vlist
                                        Title:  General Attorney


         Pursuant to the requirements of the Securities Act of 1933, the trustees of the Shell Pay Deferral Investment Fund have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas on this 31st day of July, 2002.

                                        SHELL PAY DEFERRAL INVESTMENT FUND


                                        By: /s/ Pervis Thomas
                                            ------------------------------------
                                        Name:   Pervis Thomas
                                        Title:  Plan Adminstrator


         Pursuant to the requirements of the Securities Act of 1933, the trustees of the Shell Provident Fund have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas on this 31st day of July, 2002.

                                        SHELL PROVIDENT FUND


                                        By: /s/ Pervis Thomas
                                            ------------------------------------
                                        Name:   Pervis Thomas
                                        Title:  Plan Administrator


         Pursuant to the requirements of the Securities Act of 1933, the trustees of the Shell Trading Savings Plan (formerly Coral Energy Services, LLC Savings Plan and Coral Energy Resources Services Company Savings Plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas on this 31st day of July, 2002.

                                        SHELL TRADING SAVINGS PLAN


                                        By: /s/ Pervis Thomas
                                            ------------------------------------
                                        Name:   Pervis Thomas
                                        Title:  Plan Adminstrator

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 26, 2002.


          Signature                                      Title
          ---------                                      -----
                 *                           President and Managing Director of
--------------------------------------                 Royal Dutch**
          J. van der Veer                      (Principal Executive Officer)

                 *                           Managing Director of Royal Dutch**
--------------------------------------
          W. van de Vijver

                 *                           Managing Director of Royal Dutch**
--------------------------------------         (Principal Executive Officer)
           M. A. Brinded

       /s/ R. van der Vlist
--------------------------------------
R. van der Vlist, as attorney in fact
   For the officers and directors
         indicated by *


Shell Oil Company, as Authorized
Representative in the United States

By: /s/ Catherine A. Lamboley
    ----------------------------------
Catherine A. Lamboley, as Corporate
Secretary for Shell Oil Company

** The Managing Directors jointly perform the functions of Principal Financial Officer and Principal Accounting Officer.

                                  EXHIBIT INDEX


 Exhibit
 Number                        Exhibit Description
--------                       -------------------
   8.1      Internal Revenue Service determination letter that SPDIF is qualified under Section 401 of the Internal Revenue Code

   8.2 Internal Revenue Service determination letter that SPF is qualified under Section 401 of the Internal Revenue Code

   8.3 Internal Revenue Service determination letter that STSP is qualified under Section 401 of the Internal Revenue Code

  23.1      Consent of KPMG Accountants N.V., The Hague, and
            PricewaterhouseCoopers, London

  23.2      Consent of KPMG Accountants N.V., The Hague

  24.1      Powers of Attorney for the Directors and Officers of Royal Dutch